The Value Line Cash Fund, Inc.

Supplement dated October 8, 2008
to the Prospectus dated May 1, 2008

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus.

The Fund has applied for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program protects the shares of any shareholder of record in the Fund on September 19, 2008 (“Covered Shareholder”); it does not protect investors who were not shareholders of record in the  Fund on that date.  The number of shares protected is the lesser of the number of shares owned by a Covered Shareholder on September 19, 2008 and the number of shares owned when a guarantee event occurs.  A guarantee event generally would occur if the Fund’s market-based net asset value per share were less than $0.995.  A Covered Shareholder will receive $1.00 per protected share upon liquidation of the  Fund (subject to adjustment and the overall limit of $50 billion available to all money market funds participating in the Program).

Participation in the Program through its initial termination date of December 18, 2008 requires a payment to the U.S. Department of the Treasury in an amount equal to 0.01% of the net asset value of the  Fund as of September 19, 2008.  This expense will be borne by the Fund.

The Program may be extended by the U.S. Department of the Treasury through September 18, 2009.  In the event that that the Program is extended, the Board of Directors of the Fund will consider whether the Fund should continue to participate.

Additional information about the Program is available at http://www.ustreas.gov.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE